UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: November 17, 2005
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                   0-17371              88-0182808
 (State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation or           File Number)     Identification Number)
        organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
              (Registrant's telephone number, including area code)

Item 2.02.  Results of Operations and Financial Condition.

      On November 17, 2005, Quest Resource Corporation issued a press release in which it announced financial and operating results for the third quarter and the resulting $125 million in liquidity upon completion of its capitalization that closed on November 14, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9.01 as an exhibit to this Form 8-K.

      (c) Exhibits

      Exhibit Number    Description
      --------------    -----------

          99.1 Press release of Quest Resource Corporation dated November 17, 2005.








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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By:   /s/  Jerry D. Cash
                                          ------------------------------------
                                          Jerry D. Cash
                                          Chief Executive Officer

      Dated: November 17, 2005








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